Commitments	12 Months Ended
Dec. 31, 2021
Commitments

14.	Commitments

The Company has long-term arrangements with commitments that are not recognized as liabilities as at December 31, 2021 and 2020 as follows:

a)	Employment Agreement

	December 31 2021	December 31 2020
	$	$
Management services – officers	380,000	192,000

The President, CEO and a director of the Company has a long-term employment agreement with the Company. The agreement has a termination clause whereby he is entitled to the equivalent of 12 times his then current monthly salary which, as of December 31, 2021, equated to US$300,000.

b)	Payments

In the normal course of business, the Company has committed to payments totaling $1,613,142 (2020 - $Nil) for activities related to its clinical trial, manufacturing, collaboration programs and other regular business activities which are expected to occur over the next two years.